                                                                    EXHIBIT 11.1

CONTIFINANCIAL CORPORATION
CALCULATION OF EARNINGS PER SHARE

                                                     BASIC
Net Income........................................................................................... $96,850,000

Weighted Average Shares
  1st Quarter.............................................................................  44,757,322
  2nd Quarter.............................................................................  46,853,920
  3rd Quarter.............................................................................  46,870,941
                                                                                            ----------
    Average..........................................................................................  46,160,728
                                                                                                       ----------
  Year-to-date Basic EPS.............................................................................       $2.10
                                                                                                       ----------
                                                                                                       ----------

                                                    DILUTED
Net Income........................................................................................... $96,850,000

Weighted Average Shares
  1st Quarter.............................................................................  45,588,626
  2nd Quarter.............................................................................  47,619,685
  3rd Quarter.............................................................................  47,415,299
                                                                                            ----------
    Average..........................................................................................  46,874,537
                                                                                                       ----------
  Year-to-date diluted EPS...........................................................................       $2.07
                                                                                                       ----------
                                                                                                       ----------

                                                                    EXHIBIT 11.1

CONTIFINANCIAL CORPORATION
3RD QUARTER EPS CALCULATION

                                     BASIC

                                                                                                                         WEIGHTED
                                                                                          # OF SHARES    WEIGHTING      AVG. SHARE
                                                                                          -----------  -------------    ----------

Continental Grain Shares................................................................  35,918,421       100%         35,918,421

Shares Issued in IPO....................................................................   7,130,000       100%          7,130,000

Shares Acquired through exercise of options.............................................       1,996       100%              1,996

Shares Aquired Through Accelerated Vesting -8/15/96.....................................       1,996       100%              1,996

Shares Aquired Through Accelerated Vesting -8/15/96.....................................      53,220       100%             53,220

Shares Aquired Through Accelerated Vesting -11/19/96....................................       3,990       100%              3,990

Shares Acquired through exercise of options--1/23/97....................................       5,991       100%              5,991

Shares Acquired through exercise of options--2/19/97....................................       3,395       100%              3,395

Shares Acquired through exercise of options--4/11/97....................................       5,328       100%              5,328

Shares Acquired through exercise of options--4/30/97....................................       5,326       100%              5,326

Shares Acquired through exercise of options--5/9/97.....................................       2,995       100%              2,995

Shares Acquired through exercise of options--8/19/97....................................      11,185       100%             11,185

Vested Restricted Stock of former Employees.............................................       5,328       100%              5,328

Vested Restricted Stock of former Employees.............................................       5,321       100%              5,321

Secondary Equity Offering...............................................................   3,220,000       100%          3,220,000

Shares Acquired through exercise of options--11/17/97.............  17-Nov-97  31-Dec-97      22,370        49%             10,942

EFFECT OF RESTRICTED SHARES:
Effect of Restricted Shares:
  Restricted Shares Outstanding during the Quarter
    Restricted Shares Granted--IPO................................  1,330,532
    Vested Shares of Departed Employees: During the whole
      quarter.....................................................   (119,764)
                                                                    ---------
    Oustanding Restricted Shares..................................  1,210,768
      Percentage Vested...........................................     40.00%
                                                                    ---------
        Shares Outstanding........................................    484,307                484,307       100%            484,307
                                                                    ---------
                                                                    ---------

  New Awards of Restricted Shares
    Restricted Shares Granted--1/15/97............................      6,000
      Percentage Vested...........................................     20.00%
                                                                    ---------
        Shares Outstanding........................................      1,200                  1,200       100%              1,200
                                                                    ---------
                                                                    ---------

  New Awards of Restricted Shares
    Restricted Shares Granted--4/10/97............................     20,000
      Percentage Vested...........................................      0.00%
                                                                    ---------
        Shares Outstanding........................................          0                      0       100%                  0
                                                                    ---------
                                                                    ---------

  New Awards of Restricted Shares
    Restricted Shares Granted--5/1/97.............................      6,400
      Percentage Vested...........................................      0.00%
                                                                    ---------
        Shares Outstanding........................................          0                      0       100%                  0
                                                                    ---------
                                                                    ---------

  New Awards of Restricted Shares
    Restricted Shares Granted--9/17/97............................     10,000
      Percentage Vested...........................................      0.00%
                                                                    ---------
        Shares Outstanding........................................          0                      0       100%                  0
                                                                    ---------
                                                                    ---------

  Restricted Shares Outstanding for part of the Quarter:
    none

  Oustanding Restricted Shares
      Percentage Vested
        Shares Outstanding                                                                                                       0

Weighted Average Shares                                                                                                 46,870,941
Quarter income                                                                                                          35,140,000
Basic Earnings Per Share                                                                                                     $0.75

                                                                    EXHIBIT 11.1

CONTIFINANCIAL CORPORATION
3RD QUARTER EPS CALCULATION

                                    DILUTED

                                                                                                          WEIGHTED
                                                                            # OF SHARES     WEIGHTING    AVE. SHARES
                                                                            ------------  -------------  -----------

Continental Grain Shares..................................................    35,918,421          100%   35,918,421

Shares Issued in IPO......................................................     7,130,000          100%    7,130,000

Shares Acquired through exercise of options...............................         1,996          100%        1,996

Shares Aquired Through Accelerated Vesting -8/15/96.......................         1,996          100%        1,996

Shares Aquired Through Accelerated Vesting -8/15/96.......................        53,220          100%       53,220

Shares Aquired Through Accelerated Vesting -11/19/96......................         3,990          100%        3,990

Shares Acquired through exercise of options--1/23/97......................         5,991          100%        5,991

Shares Acquired through exercise of options--2/19/97......................         3,395          100%        3,395

Shares Acquired through exercise of options--4/11/97......................         5,328          100%        5,328

Shares Acquired through exercise of options--4/30/97......................         5,326          100%        5,326

Shares Acquired through exercise of options--5/9/97.......................         2,995          100%        2,995

Shares Acquired through exercise of options--8/19/97......................        11,185          100%       11,185

Vested Restricted Stock of former Employees...............................         5,328          100%        5,328

Vested Restricted Stock of former Employees...............................         5,321          100%        5,321

Secondary Equity Offering.................................................     3,220,000          100%    3,220,000

Shares Acquired through exercise of
  options--11/17/97.................................  17-Nov-97  31-Dec-97        22,370           49%       10,942

EFFECT OF RESTRICTED SHARES:
  Effect through December 31, 1997
  Assumed Proceeds:
    Unamortized deferred comp. @ 12/31/97.................................    12,481,834
                                                                            ------------
    Tax benefit on assumed exercise:
      Total Restricted Shares.......................   1,253,168
      Ave. Market Price for period..................      27.873
                                                      ----------
      Value.........................................  34,929,552
                                                      ----------
                                                      ----------
      Tax Effect (40%)..............................  13,971,821
      Tax Effect of compensation....................  10,707,161
                                                      ----------
                                                                            3,264,659.47
                                                                            ------------
  Total Assumed Proceeds..................................................  15,746,493.42
                                                                            ------------
                                                                            ------------

  Repurchase Shares on Market
    Total Assumed Proceeds................................................  15,746,493.42
    Ave. Market Price (for period)........................................        27.873
                                                                            ------------
      Number of Shares....................................................    564,937.16
                                                                            ------------
                                                                            ------------

  Incremental Shares Considered to be Outstanding
    Restricted Shares.....................................................     1,253,168
    Repurchase Shares.....................................................    564,937.16
                                                                            ------------
      Incremental Shares..................................................    688,230.84          100%      688,231
                                                                            ------------
                                                                            ------------

Effect of Options:

  Options Exercised:

  OPTIONS EXERCISED:
    Number of Options...............................     22,370
    Offering Price..................................      21.11
                                                      ---------
    Proceeds on exercising options........................................    472,230.70

    Tax Effect:
      Options Exercised.............................     22,370
      Price @ exercise date.........................     29.151
                                                      ---------
      Value.........................................    652,108
                                                      ---------
                                                      ---------
      Tax Effect (40.0%)............................    260,843
      Tax Effect of compensation....................    188,892
                                                      ---------
                                                                               71,950.87
                                                                            ------------

  Total Assumed Proceeds..................................................    544,181.57
                                                                            ------------
                                                                            ------------

  Repurchase Shares on Market
    Total Assumed Proceeds................................................    544,181.57
    Price @ exercise date.................................................        29.151
                                                                            ------------
      Number of Shares....................................................     18,667.68
                                                                            ------------
                                                                            ------------

  Incremental Shares Considered to be Outstanding
    Granted Options.......................................................     22,370.00
    Repurchase Shares.....................................................     18,667.68
                                                                            ------------
      Incremental Shares..................................................      3,702.32          51%       1,891
                                                                            ------------
                                                                            ------------
  OPTIONS REMAINING:

    Number of Options...............................   2,335,315
    Offering Price..................................       21.11
                                                      ----------
    Proceeds on exercising options........................................  49,309,484.80

    Tax Effect:
      Options Remaining.............................   2,335,315
      Ave. Market Price for period..................      27.873
                                                      ----------
      Estimated value...............................  65,092,235
                                                      ----------
                                                      ----------
    Tax Effect (40%)................................  26,036,894
    Tax Effect of compensation......................  19,723,794
                                                      ----------
                                                                            6,313,100.08
                                                                            ------------

  Total Assumed Proceeds..................................................  55,622,584.88
                                                                            ------------
                                                                            ------------

  Repurchase Shares on Market
    Total Assumed Proceeds................................................  55,622,584.88
    Ave. Market Price (for quarter).......................................        27.873
                                                                            ------------
      Number of Shares....................................................  1,995,572.23
                                                                            ------------
                                                                            ------------

  Incremental Shares Considered to be Outstanding
    Granted Options.......................................................  2,335,315.00
    Repurchase Shares.....................................................  1,995,572.23
                                                                            ------------
      Incremental Shares..................................................    339,742.77      100.00%     339,743
                                                                            ------------
                                                                            ------------

Weighted Average Shares..............................................................................  47,415,299
                                                                                                       -----------
                                                                                                       -----------
Quarter income.......................................................................................  35,140,000
                                                                                                       -----------
                                                                                                       -----------
Diluted Earnings Per Share...........................................................................   $    0.74
                                                                                                       -----------
                                                                                                       -----------